Better For You Wellness Files Form D for Phased Private Placement of Common Stock

Executives and Independent Directors of the Company Have Already Participated in the Above-Market Offering at $0.12384 Per Share

Columbus, Ohio--(Newsfile Corp. - December 15, 2021) - Better For You Wellness, Inc. (OTC Pink: BFYW) ("Better For You Wellness" or the "Company"), an Ohio-based company focused on the rapidly-growing $1.5T wellness industry, is pleased to announce that, in addition to the recently disclosed Equity Purchase Agreement and Registration Rights Agreement with Williamsburg Venture Holdings, LLC ("WVH"), the Company has filed its Form D with the Securities and Exchange Commission ("SEC") in connection with a phased fundraising of up to $1,000,000 USD in a Private Placement Offering of restricted Common Stock to to investors who qualify as "accredited investors," as that term is defined in Regulation D of the Securities Act of 1933.

The purpose of this phased Private Placement Offering is to bolster the Better For You Wellness balance sheet as it works towards finalizing and closing the acquisitions contemplated in the Company's three previously announced Letters of Intent with Ironwood Clay Co., Mary Louise Cosmetics, and Cannuka.

"I'm excited to have already participated in the Private Placement Offering alongside Stephen Letourneau, other members of the Company's Board of Directors, and more esteemed investors," commented Ian James, Chief Executive Officer of Better For You Wellness. "The price of $0.12384 per restricted Common Share represents a slightly higher than 78% premium to the closing price of BFYW on Tuesday, December 14th, 2021 and further underscores management's belief and confidence in our business plan. Furthermore, I believe that the Company's share price in the open market as of late has not been indicative of its true potential value."

For more details, please refer to the Company's Form D filed with the Securities and Exchange Commission at https://www.sec.gov.

About Better For You Wellness, Inc.

Better For You Wellness, Inc. (OTC Pink: BFYW) is a Columbus, Ohio-based Company that is pursuing a dual buy-and-build model within the wellness industry. Better For You Wellness, Inc., through its wholly-owned subsidiary, builds and operates digitally-native, mission-driven brands within the clean beauty sector, including Better Suds. Better For You Wellness, Inc. is also under LOI to acquire three different companies within the clean and natural beauty category. Learn more at https://BFYW.com.

Contact:

Better For You Wellness, Inc.

Ian James, CEO

investors@bfyw.com

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